UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 20, 2009

La Jolla Pharmaceutical Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24274	33-0361285
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6455 Nancy Ridge Drive, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 452-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 20, 2009, La Jolla Pharmaceutical Company (the "Company") entered into an amendment (the "Amendment") to its Amended and Restated Rights Agreement, dated as of December 2, 2008 (the "Rights Plan"), between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (the "Rights Agent"). The Amendment was executed in connection with a Securities Purchase Agreement, dated as of January 4, 2009, (the "Purchase Agreement") entered into between the Company and BioMarin Pharmaceutical Inc. ("BioMarin"). The Amendment amends the definition of "Acquiring Person" to allow BioMarin to acquire, under the Purchase Agreement, shares of Series B-1, B-2 and B-3 Preferred Stock of the Company, as well as the shares of Company common stock issuable upon conversion thereof, without triggering the rights under the Rights Plan. All other terms of the Rights Plan remain unchanged.

A copy of the Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On January 20, 2009 and acting pursuant to the Purchase Agreement, the Company issued to BioMarin a total of 339,104 shares of Series B-1 Preferred Stock (the "Preferred Shares"). The Preferred Shares are convertible at BioMarin’s election into an aggregate of 10,173,120 shares of the Company's common stock. The offering and sale of the Preferred Shares was made pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended.

Item 3.03 Material Modifications to Rights of Security Holders.

As indicated under Item 1.01, the Company and the Rights Agent have entered into the Amendment. The Amendment modifies certain rights of holders of the Rights issued under the Rights Plan. The description of such modifications contained in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this report on Form 8-K:

Exhibit Number 4.1

Description of Exhibit
Amendment No. 1, dated as of January 20, 2009, to Amended and Restated Rights Agreement dated December 2, 2008, by and between La Jolla Pharmaceutical Company and American Stock Transfer & Trust Company, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company

January 21, 2009	By:	Gail A. Sloan

Name: Gail A. Sloan
Title: Vice President of Finance and Secretary

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Exhibit Index

Exhibit No.	Description

4.1	Amendment No. 1, dated as of January 20, 2009, to Amended and Restated Rights Agreement dated December 2, 2008, by and between La Jolla Pharmaceutical Company and American Stock Transfer & Trust Company, LLC.